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                                                                      EXHIBIT 23

Consent of Independent Public Accountants

As independent public accounts, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-3 (File No. 333-62290) and Registration Statements on Form S-8 (File Nos. 333-33345, 333-53714, 333-62862 and
333-64231).

                                                ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
   March 15, 2002